                                                                 EXHIBIT 10.6

$9,810,000.00                                                  December 5, 2000


                                Subordinated Note

                     FOR VALUE RECEIVED, PNY Technologies, Inc., a Delaware corporation (together with its successors and permitted assigns, the "Company"),
                                                                     ---------
hereby unconditionally promises to pay to the order of Ruth Cohen (the "Holder"), the principal sum equal to Nine Million Eight Hundred and Ten
--------
Thousand Dollars ($9,810,000.00), in the manner described below and to pay to the Holder interest on the unpaid principal amount of this Note in the manner described below. Subject to extension as provided in Section 1.3 hereof, the principal amount of this Note shall be payable on December 31, 2004 (the "Scheduled Payment Date"). Interest shall accrue on the unpaid principal amount
------------------------
of this Note at a rate per annum equal to 7.00%. Accrued interest shall be payable in arrears on each Semi-Annual Date, the Scheduled Payment Date and, if applicable, each Extended Payment Date. Interest on this Note shall be computed on the basis of a year of 365 or 366 days (as the case may be) and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Capitalized terms used but not otherwise defined herein have the respective meanings given to such terms in Article 4 hereof.

                                   ARTICLE 1

                      PAYMENTS AND PREPAYMENTS; EXTENSIONS

                     Section 1.1 Payments Generally. All payments of principal
                                 ------------------
and interest to be made by the Company under this Note shall be made in Dollars, in immediately available funds, by wire transfer to an account at a commercial bank located in the United States of America (which account shall be identified in a notice to the Company not later than two Business Days prior to the date of such payment, or if no notice shall have been delivered prior to such date of payment, such account as shall have been identified in the notice most recently delivered), not later than 11:00 a.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). If the due date of any payment under this Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next Business Day, and interest shall be payable on any principal so extended for the period of such extension. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim. Any prepayment of this Note shall be applied first to the accrued and unpaid interest hereon and then to the unpaid principal hereof.

                     Section 1.2 Prepayments. (a) Upon its receipt of proceeds
                                 -----------
from an initial underwritten public offering of shares of common stock or other equity securities issued by the Company pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Initial Public
                                                             --------------
Offering"), if any, the Company shall prepay this Note in an amount (up to but
---------
not exceeding the unpaid principal amount hereof and any accrued interest hereon) equal to the amounts so received.

                     (b) The Company may at any time and from time to time, at its option, prepay this Note (in an amount up to but not exceeding the unpaid principal amount hereof and any accrued interest hereon) in whole or in part.

                     Section 1.3 Extension. The Company may, by delivering a
                                 ---------
notice to the Holder in the manner described in Section 8.1 hereof not later than 90 days prior to the Scheduled Payment Date, extend the date on which the principal amount of this Note is payable to the fifth anniversary of the date hereof (the "First Extended Payment Date"). By delivering a notice to the Holder
             ----------------------------
in the manner described in Section 8.1 hereof not later than 90 days prior to the First Extended Payment Date, the Company may further extend the date on which the principal amount of this note is payable to the seventh anniversary of the date hereof (the "Second Extended Payment Date"). By delivering a notice to
                      -----------------------------
the Holder in the manner described in Section 8.1 hereof not late than 90 days prior to the Second Extended Payment Date, the Company may finally extend the date on which the principal amount of this Note is payable to the ninth anniversary of the date hereof (the "Third Extended Payment Date"). In no event
                                     ----------------------------
may the date on which the principal amount of this Note is payable be extended beyond the tenth anniversary date hereof without the consent of the Holder.

                     Section 1.4 Set-Off. The Company agrees that, in addition
                                 -------
to (and without limitation of) any right of set-off the Holder may otherwise have, the Holder shall be entitled, at its option, to offset amounts owing by the Holder to the Company, in Dollars or in any other currency (regardless of whether such amounts are then due to the Company), against any amount payable by the Company to the Holder under this Note; provided that nothing contained
                                           --------
herein shall require the Holder to exercise any such right.

                                    ARTICLE 2

                                  SUBORDINATION

                     Section 2.1 Subordination. The Company, for itself and its
                                 -------------
successors, covenants and agrees, and the Holder, by acceptance of this Note, covenants and agrees that the payment of the principal of and interest on this
Note is hereby expressly made subordinate and junior to the prior payment in full of all Designated Senior Indebtedness, all as hereinafter provided in this
Article 2.

                     This Article shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Designated Senior Indebtedness, and such provisions are made for the benefit of the holders of Designated Senior Indebtedness (as defined in Article
4), and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

                     Section 2.2 Prior Notice to Designated Senior Creditors.
                                 -------------------------------------------
Notwithstanding anything contained in this Note to the contrary, so long as the Company shall be prohibited pursuant to Section 2.4(a) hereof from making any payment on account of the principal of and interest on this Note (the "Subordinated Indebtedness"), the Holder shall not (a) demand, sue for, take or
---------------------------
receive from the Company, by setoff, judgment or in any other manner, the whole or any part of the Subordinated Indebtedness, other than the receipt when due of any scheduled payment of principal of or interest on this Note, (b) take any action to collect or enforce any of the Subordinated Indebtedness from or against the Company for any Subordinated Indebtedness, in each case, unless and until (i) a Proceeding (as defined in Section 2.3 hereof) shall have been commenced or (ii) the maturity of Designated Senior Indebtedness in an aggregate amount of $1,000,000 or more shall have been accelerated, provided that in any event the Subordinated Indebtedness may only be accelerated, if at all, after at least 10 days' prior written notice shall have been given to the Designated Senior Creditors (or any trustee or agent acting on their behalf, each, a "Representative").
----------------

                     Section 2.3 Payment Over of Proceeds Upon Insolvency, Etc.
                                 ---------------------------------------------
In the event of any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, arrangement, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, (b) any total or partial liquidation, reorganization, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company (each, a "Proceeding"), then and in any such event, the holder of Designated
         ------------
Senior Indebtedness shall be entitled to receive payment in full in cash or cash equivalents of all amounts due or to become due on or in respect of all Designated Senior Indebtedness, before the Holder is entitled to receive any payment (whether in cash, property or securities) on account of the Subordinated Indebtedness, and the Holder shall direct that such amount be paid directly to the holders of Designated Senior Indebtedness entitled thereto.

                     Section 2.4 Subordination upon Default in Designated Senior
                                 -----------------------------------------------
Indebtedness. (a) In the event that any event of default shall have occurred and
------------
be continuing permitting the holders of Designated Senior Indebtedness to declare such Designated Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, and such default shall not have been cured or waived, or the benefits of this Section 2.4 shall not have been waived, in writing by or on behalf of the holders (or their Representatives) of Designated Senior Indebtedness, then no payment (whether in cash, property or securities) shall be made by the Company on account of the Subordinated Indebtedness unless and until all Designated Senior Indebtedness shall have been paid in full in cash or cash equivalents and the loan agreements with respect thereto have been terminated.

                     (b) In the event that, notwithstanding the foregoing, the Company shall make any payment (whether in cash, property or securities) to the Holder prohibited by Section 2.4(a) hereof, then and in such event such payment shall be received and held in trust for the holders of Designated Senior Indebtedness and shall be paid over and delivered forthwith to the holders (or their Representatives) of the Designated Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Designated Senior Indebtedness in full in cash or cash equivalents after giving effect to any concurrent payment or distribution to the holders of such Designated Senior Indebtedness, for application to the payment in full of such Designated Senior Indebtedness.

                     Section 2.5 Subordination Unconditional; Etc.
                                 --------------------------------

                     (a) Unconditional Subordination. The Holder agrees that the
                         ---------------------------
provisions of this Article 2 shall not be affected or impaired by (i) any extension of the time for payment of the Designated Senior Indebtedness, (ii) any other alteration of the terms of the Designated Senior Indebtedness, (iii) any exchange, sale, release or other action with respect to any security for any


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of the Designated Senior Indebtedness or (iv) any release of any balance of funds of the Company, in each case, without notice to the Holder.

                     (b) Limitation on Waivers. No waiver shall be deemed to be
                         ---------------------
made by any holder of Designated Senior Indebtedness (or by its Representative) of any of its rights under this Article 2 unless the same shall be in writing and signed on its behalf, and any such waiver shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights or obligations of such holder in any other respect at any other time. No amendment or modification of the Subordinated Indebtedness of this Note shall be effective as against any holder of Designated Senior Indebtedness (other than any amendment to reduce the amount of any payments hereunder or to defer or extend the due date or maturity date of any of the Subordinated Indebtedness) unless the same shall be in writing and signed on its behalf.

                     (c) Undertakings of the Company. The Company shall not make
                         ---------------------------
any payment (whether in cash, property or securities) or take any other action that would be inconsistent with this Article 2. Each of the Company and the Holder agrees to take such actions, and execute such other documents, as may be reasonably requested by any Designated Senior Creditor (or its Representative) in order to effectuate the provisions of this Article 2.

                     (d) Subrogation. Subject to the prior payment in full in
                         -----------
cash or cash equivalents of all Designated Senior Indebtedness, the Holder shall be subrogated to the rights of the holders of Designated Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Designated Senior Indebtedness until all Subordinated Indebtedness shall be paid in full. No payment or distribution of cash, property or other securities made to holders of Designated Senior Indebtedness by virtue of this
Article 2 which otherwise would have been made to the Holder shall be deemed to be a payment by the Company on account of the Subordinated Indebtedness.

                     (e) Reliance on Notices. The Holder shall be entitled to
                         -------------------
rely on the delivery to it of a written notice by a Person representing to be a holder of Designated Senior Indebtedness to establish that such notice has been given by a holder of Designated Senior Indebtedness. In the event that the Holder determines in good faith that further evidence is required with respect to the right of any Person as a holder of Designated Senior Indebtedness to participate in any payment or distribution pursuant to this Article 2, the Holder may request such Person to furnish evidence to the reasonable satisfaction of the Holder as to the amount of Designated Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 2, and if such evidence is not furnished, the Holder may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                     (f) Reinstatement. If at any time any payment in respect of
                         -------------
Designated Senior Indebtedness is rescinded or must otherwise be restored or returned by the holder of such Designated Senior Indebtedness in connection with any Proceeding, or upon or as a result of the appointment of a receiver, intervener or conservator of, or trustee or similar officer for, the Company or any substantial part of the Company's property, the obligations of the Holder and the Company under this Article 2 shall continue to be effective, or be reinstated as of the time such payment in respect of Designated Senior Indebtedness is so rescinded or must otherwise be restored, as the case may be, all as though such payment had not then been made.

                     Section 2.6 Provisions Solely to Define Relative Rights.
                                 -------------------------------------------
The provisions of this Article 2 are and are intended solely for the purpose of defining the relative rights of the Holder on the one hand and the holders of Designated Senior Indebtedness on the other hand. Nothing contained in this
Article 2 is intended to or shall: (a) impair, as among the Company, the Holder and the other creditors of the Company (other than the holders of Designated Senior Indebtedness), the obligations of the Company, which are absolute and unconditional, to pay the Subordinated Indebtedness as and when the same shall become due and payable in accordance with its terms; (b) affect the relative rights against the Company of the Holder and Company's other creditors (other than the holders of Designated Senior Indebtedness); or (c) except as provided in Section 2.2 hereof, prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default in respect of the Subordinated Indebtedness under this Article 2.

                                    ARTICLE 3

                                EVENTS OF DEFAULT

                     Section 3.1 Events of Default. The occurrence of one or
                                 -----------------
more of the following events shall constitute an "Event of Default" for the
                                                 ------------------
purpose of this Note:

                      (a) the Company fails to pay any amount owing under this Note when due (whether at stated maturity, by acceleration, upon mandatory prepayment or otherwise);

                      (b) the Company shall default in the performance of, or shall breach, any covenant or warranty of the Company under or in respect of this Note;

                      (c) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its assets or property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case wider the Federal Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                      (d) a proceeding or case shall be commence, without the application or consent of the Company, in any court of competent jurisdiction, seeking
                                 (i) its reorganization, liquidation,
                                 dissolution, arrangement or winding-up, or the


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
                                 composition or readjustment of its debts, (ii) the appointment of a receive, custodian, trustee, examiner, liquidator of the like of the Company or of all or any substantial part of its property, or (iii) similar relief in respect of the Company under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgement or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Company shall be entered in an involuntary case under the Federal Bankruptcy Code.

                     Section 3.2 Acceleration of Maturity; Rescission and
                                 ----------------------------------------
Annulment. Subject to Section 2.4, if any Event of Default occurs and is
---------
continuing then and in every such case the Holder may declare the principal of this Note and interest thereon to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal shall become due and payable immediately without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company.

                     Notwithstanding any of the foregoing, at any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained, the Holder may rescind and annul such declaration and its consequences if it so notifies the Company of its desire to do so. No such rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

                     The Company agrees to pay or reimburse the Holder for paying: (a) all costs and expenses of the Holder (including, without limitation, reasonable counsels' fees) in connection with any default and any enforcement or collection proceedings resulting therefrom; and (b) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Note or any other document referred to herein.

                                    ARTICLE 4

                                   DEFINITIONS

                     Section 4.1 Definitions. The following terms shall have the
                                 -----------
meaning set forth below:

                     "Business Day" means any day (other than a day which is a
                     --------------
Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City.

                     "Designated Senior Creditor" means any holder of Designated
                     ----------------------------
Senior Indebtedness.

                     "Designated Senior Indebtedness" means any and all
                     --------------------------------
obligations, liabilities and indebtedness of every kind, nature and description owing by the Company to Working Capital Lender, including principal, interest, charges, fees, indemnities and expenses, however evidenced, whether as principal, guarantor or otherwise, arising under any agreements between Working

Capital Lender and the Company, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the agreements between Working Capital Lender and the Company or after the commencement of any case with respect to the Company under the U.S. Bankruptcy Code or any state insolvency law or similar statute (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in any such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly or howsoever acquired by Working Capital Lender.

                     "Dollar" and "$" shall mean lawful money of the United
                     --------     ---
States of America.

                     "Extended Payment Date" means the First Extended Payment
                     -----------------------
Date, the Second Extended Payment Date or the Third Extended Payment Date, as the case may be.

                     "Note" means this Subordinated Note, as modified and
                     ------
supplemented and in effect from time to tune.

                     "Person" means any individual, corporation, partnership,
                     --------
joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                     "Semi-Annual Date" means the last Business Day of June and
                     ------------------
December in each year, commencing with June 29, 2001 and ending with the last such day prior to the Scheduled Payment Date, or, if the date on which the principal amount of this Note is payable its extended pursuant to Section 1.4 hereof, the last Extended Payment Date.

                     "Working Capital Lender" means Congress Financial
                     ------------------------
Corporation, a Delaware corporation, and its successors and assigns (including any other lender or group of lenders that at any time succeeds to it or refinances, replaces or substitutes for all or any portion of the Designated Senior Indebtedness owing to it at any time and from time to time).

                                    ARTICLE 5

                        CERTAIN COVENANTS OF THE COMPANY

                     Section 5.1 Covenants. The Company hereby covenants with
                                 ---------
the Holder of this Note as follows:

                     (a) with respect to this Note, the Company will duly and punctually pay the principal of and interest on this Note in accordance with the terms of this Note, and will duly comply with all the other terms, agreements and conditions in, or made in this Note for the benefit of the Holder of this Note;

                     (b) the Company will do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence; and

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
                     (c) the Company will upon demand by the Holder mail the Holder, at the Holder's address for notices provided for in Section 8.1 hereof, the Company's audited consolidated balance sheet, statement of income and statement of changes in financial position for the most recently completed fiscal year and the Company's unaudited consolidated balance sheet statement of income, and statement of changes in financial position for any completed semi-annual period ending after the date of the most recently completed fiscal year.

                                    ARTICLE 6

                                  REGISTRATION

                     Section 6.1 Registration. This Note shall be registered in
                                 ------------
the name(s) of the beneficial owner(s) thereof and not in "street" or "nominee" names.

                                    ARTICLE 7

                              WAIVER AND AMENDMENT

                     Section 7.1 Amendment. No amendment of this Note shall be
                                 ---------
effective unless in writing and signed by the Holder and the Company.

                     Section 7.2 Waiver. No waiver of any provisions of this
                                 ------
Note shall be effective unless in writing and signed by the Holder.

                     Section 7.3 Restoration of Rights and Remedies. If the
                                 ----------------------------------
Holder has instituted any proceeding to enforce any right or remedy under this Note and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Holder, then and in every such case the Company and the Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Holder shall continue as through no such proceeding had been instituted.

                     Section 7.4 Rights and Remedies Cumulative. No right or
                                 ------------------------------
remedy herein conferred upon or reserved to the Holder right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now hereafter existing at law or in equity or otherwise, The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                     Section 7.5 Delay or Omission Not Waiver. No delay or
                                 ----------------------------
omission of the Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy of constitute a waiver of any such Event of Default or any acquiescence therein.

                     Section 7.6 Waiver of Past Defaults. The Holder may waiver
                                 -----------------------
any past default hereunder and its consequences. Upon and to the extent of any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Note, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                    ARTICLE 8

                                  MISCELLANEOUS

                     Section 8.1 Notices. All notices and other communications
                                 -------
in respect of this Note (including, without limitation, any modifications of, or requests, waivers or consents under, this Note) shall be given or made in writing (including, without limitation, be telecopy) to the Company or the Holder, as the case may be, at the "Address for Notices" specified below his name on the signature pages hereof; or at such other address as shall be designated by any such party in a notice to the other party. Except as otherwise provided in this Note, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                     Section 8.2 Governing Law; Submission to Jurisdiction;
                                 -----------------------------------------
Venue. This Note shall be governed by, and construed in accordance with, the law
-----
of the State of New York without regard to the conflicts of laws provisions thereof. The Company hereby submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York County for the purposes of all legal proceedings arising out of or relating to this Note. The Company irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                     Section 8.3 No Adverse Interpretation of Other Agreements.
                                 ---------------------------------------------
No other indenture, loan or debt agreement of the Company may be used to interpret this Note.

                     Section 8.4 Successors. All agreements of the Company in
                                 ----------
this Note shall bind its successors an assigns.

                     Section 8.5 Severability. In case any provisions in this
                                 ------------
Note shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                     Section 8.6 Headings, Etc. The headings of the Articles and
                                 -------------
Sections of this Note have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                     Section 8.7 Assignment. The Holder may not transfer or
                                 ----------
assign this Note without the prior written consent of the Company, except for transfers by will or the laws of descent.




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